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                                                                EXHIBIT 10.57.1


                               AGREEMENT OF MERGER

         THIS AGREEMENT OF MERGER (the "Agreement") is entered into as of this 14th day of May, 1998 by and among ACS SYSTEMS, INC., a California corporation (the "Company"), ACS MERGER, INC., a Delaware corporation ("Merger Subsidiary") and MICRO GENERAL CORPORATION, a Delaware Corporation and the Parent of Merger Subsidiary ("Parent") (the Company and Merger Subsidiary are sometimes collectively referred to herein as the "Constituent Corporations").

                                    RECITALS:

         A. The Company is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 300,000 shares, all of which are designated common stock (the "ACS Common Stock"). As of May 14, 1998, there were 3,000 shares of ACS Common Stock issued and outstanding.

         B. Merger Subsidiary is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 1,000 shares, all of which are designated common stock (the "Merger Subsidiary Common Stock"). As of May 14, 1998, there were 100 shares of Merger Subsidiary Common Stock issued and outstanding.

         C. The respective Boards of Directors of the Company and Merger Subsidiary have approved this Agreement and the respective sole shareholder and sole stockholder of the Company and Merger Subsidiary have duly approved, in accordance with the applicable laws of the State of California, the principal terms of this Agreement.

         NOW, THEREFORE, the parties hereby agree as follows:

1.       THE MERGER.

         1.1 MERGER AND EFFECTIVENESS. In accordance with the provisions of this Agreement and the California General Corporation Law ("CGCL"), Merger Subsidiary shall be merged with and into the Company (the "Merger"), with the Company as the surviving corporation (the "Surviving Corporation"). The Merger shall become effective in accordance with the CGCL upon the filing of this Agreement, together with a Certificate of Approval of each Constituent Corporation, with the Secretary of State of the State of California (the "Effective Time").

         1.2 EFFECT OF THE MERGER. Upon the Effective Time of the Merger, the separate existence of Merger Subsidiary shall cease and the Company, as the Surviving Corporation, shall succeed, without other transfer, to all the rights and property of Merger Subsidiary and shall be subject to all the debts and liabilities of Merger Subsidiary in the same manner as if the Company itself incurred them. The Merger shall otherwise have the effects set forth in Section 1107 of the CGCL.

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2.       CHARTER DOCUMENTS.

         2.1 ARTICLES OF INCORPORATION. The Articles of Incorporation of the Company as in effect immediately before the Effective Time of the Merger shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.2 BYLAWS. The Bylaws of the Company as in effect immediately before the Effective Time of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof, the Articles of Incorporation and applicable law.

3.       MANNER OF CONVERSION OF STOCK.

         3.1 CONVERSION OF ACS COMMON STOCK. At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holder thereof, all shares of ACS Common Stock which were issued and outstanding immediately prior to the Effective Time of the Merger shall be converted into the right to receive an aggregate of 4,600,000 shares of common stock, par value $.05 per share, of Parent ("Parent Common Stock") on a pro rata basis without interest (the "Merger Consideration").

         3.2 MERGER SUBSIDIARY COMMON STOCK. At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of Merger Subsidiary which was issued and outstanding immediately prior to the Effective Time of the Merger shall be converted into the right to receive one (1) share of ACS Common Stock.

4.       GENERAL.

         4.1 FURTHER ASSURANCES. From time to time, as and when required by the Company, its successors or assigns, there shall be executed and delivered on behalf of Merger Subsidiary such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Company the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Merger Subsidiary and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Company are fully authorized in the name and on behalf of Merger Subsidiary or otherwise to take all such actions and to execute and deliver all such deeds and other instruments.

         4.2 AMENDMENTS; WAIVERS. Any provision of this Agreement may be amended or waived prior to the Effective Time of the Merger if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Merger Subsidiary and Parent or in the case of a waiver, by the party against whom the waiver is to be effective and, in either case approved by the shareholders of the Company, Merger Subsidiary and/or Parent, as applicable and as required by law.

         4.3 INTEGRATION. This Agreement is being entered into pursuant to, and in order to implement the terms of, the Plan.

         4.4 GOVERNING LAW. This Agreement shall be construed, interpreted and
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enforced in accordance with and governed by the laws of the State of California.

         4.5 COUNTERPARTS. In order to facilitate the filing of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the Company, Merger Subsidiary and Parent have each caused this Agreement of Merger to be executed by their respective authorized officers as of the date first above written.

                                    MICRO GENERAL CORPORATION


                                       By:
                                        ----------------------------------------
                                        Thomas E. Pistilli, President

                                       By:
                                        ----------------------------------------
                                        Linda I. Morton, Secretary


                                    ACS MERGER, INC.


                                       By:
                                        ----------------------------------------
                                        Carl A. Strunk, President and
                                        Secretary


                                    ACS SYSTEMS, INC.


                                       By:
                                        ----------------------------------------
                                        Mark J. Attaway, President


                                       By:
                                        ----------------------------------------
                                        M'Liss Jones Kane, Secretary


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                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER


         Mark J. Attaway and M'Liss Jones Kane hereby certify that:

         1. They are the President and the Secretary, respectively, of ACS SYSTEMS, INC., a California corporation (the "Corporation").

         2. The Agreement of Merger, in the form attached hereto (the "Agreement of Merger"), was duly approved by the Board of Directors of the Corporation.

         3. There is one class of shares of the Corporation, consisting of Common Stock, and the number of shares outstanding and entitled to vote on the merger is 3,000 shares of Common Stock.

         4. The principal terms of the Agreement of Merger were approved by a vote of a number of shares of Common Stock of the Corporation which equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%) of the outstanding shares of Common Stock

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.



Date:   May 14, 1998
                                            ------------------------------------
                                            Mark J. Attaway, President



                                            ------------------------------------
                                            M'Liss Jones Kane, Secretary


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                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER


         Carl A. Strunk hereby certifies that:

         1. He is the President, Treasurer and Secretary of ACS MERGER, INC., a Delaware corporation (the "Corporation").

         2. The Agreement of Merger, in the form attached hereto (the "Agreement of Merger"), was duly approved by the Board of Directors of the Corporation.

         3. There is one class of shares of the Corporation, consisting of Common Stock, and the number of shares outstanding and entitled to vote on the merger is 100 shares of Common Stock.

         4. The principal terms of the Agreement of Merger were approved by a vote of a number of shares of Common Stock of the Corporation which equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%) of the outstanding shares of Common Stock.

         5. Equity securities of Micro General Corporation, a Delaware corporation and the parent of the Corporation (the "Parent"), are to be issued in the merger. No vote of shareholders of the Parent was required.

         I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of my own knowledge.


Date:   May 14, 1998
                                        ----------------------------------------
                                        Carl A. Strunk, President, Treasurer
                                        and Secretary